UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 20, 2007
(Date of Earliest Event Reported)
ARGO-TECH CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-38223	31-1521125

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23555 Euclid Avenue Cleveland, Ohio 44117-1795

(Address of Principal Executive Offices Including Zip Code)

(216) 692-6000

(Registrants’ Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On February 20, 2007, Argo-Tech Corporation (the “Company”) announced that it initiated a cash tender offer to purchase all of the $250,000,000 outstanding aggregate principal amount of its 9 1/4% Notes due in 2011. Also, in conjunction with the tender offer, the Company is soliciting consents to amend the indenture governing the Notes to eliminate certain restrictive covenants contained in the indenture. The tender offer is scheduled to expire at 9:00 a.m., Eastern Time on March 20, 2007 unless extended or earlier terminated.
Details regarding the tender offer are included in the press release issued on February 20 which is attached as Exhibit 99.1 to this current report on Form 8-K.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release issued February 20, 2007 regarding cash tender offer and consent solicitation for Notes Due in 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGO-TECH CORPORATION
By:	/s/ Paul R. Keen
	Name:	Paul R. Keen
	Title:	Executive Vice President, General Counsel and Secretary

Date: February 26, 2007